Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT dated as of December 8, 2011 (this “Amendment”) made with respect to the Amended and Restated Credit Agreement dated as of December 20, 2010 (as in effect on the date of this Amendment, the “Credit Agreement”), among SPACE SYSTEMS/LORAL, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), CREDIT SUISSE SECURITIES (USA) LLC, as documentation agent (in such capacity, the “Documentation Agent”), ING BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent.

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the L/C Commitment as set forth in the Credit Agreement be increased by $50,000,000 as set forth herein;

WHEREAS, it is anticipated that the Borrower will request that a Lender becomes, or Lenders each become, an “Issuing Lender” under the Credit Agreement, in either case in addition to JPMorgan Chase Bank, N.A.;

WHEREAS, the Administrative Agent is willing to approve of a Lender becoming, or Lenders each becoming, an “Issuing Lender” under the Credit Agreement, in either case in addition to JPMorgan Chase Bank, N.A.;

WHEREAS, the Administrative Agent and the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Amendments to the Credit Agreement. The Credit Agreement shall be amended as of the First Amendment Effective Date (as defined below) as set forth below:

(a) Section 1.1 of the Credit Agreement is hereby amended as follows:

i.	by deleting the definition of “L/C Commitment” and replacing it with the following:

““L/C Commitment”: $100,000,000.”

ii.	by inserting the following definition in proper alphabetical order:

“First Amendment” means the First Amendment to this Agreement, dated December 8, 2011.

3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

(a) Executed Counterparts. The Administrative Agent shall have received a counterpart of this Amendment executed and delivered by a duly authorized officer of each of (i) the Borrower and (ii) the Required Lenders.

(b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(c) Fees and Expenses. The Administrative Agent shall have received a fee, for the benefit of the consenting lenders, of 2.5 basis points on the aggregate amount of the Revolving Commitment of each Lender that has executed and delivered this Amendment on or prior to 3:00 p.m., New York City time, on December 8, 2011 (or such later time as the Borrower and the Administrative Agent shall agree).

4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) as of the First Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties made by each Loan Party in or pursuant to the Credit Documents are true and correct in all material respects as if they were made on such date (except to the extent any such representation and warranty relates to an earlier date, which such representation and warranty shall be true and correct in all material respects as of such earlier date); and

(b) as of the First Amendment Effective Date, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

5. Additional Issuing Lenders. The Borrower and the Administrative Agent shall approve of a Lender becoming, or Lenders each becoming an Issuing Lender pursuant to the Credit Agreement, in either case in addition to JPMorgan Chase Bank, N.A. As an Issuing Lender, such Lender or Lenders shall have all the benefits, rights and privileges of an Issuing Lender under the Credit Agreement and shall agree to notify the Administrative Agent promptly of any proposed issuance by it of any Letter of Credit, of any drawing of reimbursement under or in respect of any such Letter of Credit and of any expiry, extension, increase or cancellation of any such Letter of Credit. The parties agree that JPMorgan Chase Bank, N.A. shall not be required to issue Letters of Credit having aggregate L/C Obligations at any time outstanding of more than $65,000,000, but may in its discretion issue additional Letters of Credit at any such time and shall be fully protected as an Issuing Lender in doing so.

6. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Credit Document in similar or different circumstances. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each

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reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs, fees and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SPACE SYSTEMS/LORAL, INC.

By:	/s/ Richard P. Mastoloni
Name: Richard P. Mastoloni
Title: Senior Vice President

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

ING BANK N.V., as a Lender

By:	/s/ Wim Steenbakkers
Name: Wim Steenbakkers
Title: Managing Director

By:	/s/ Oliver Peterson
Name: Oliver Peterson
Title: Director

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jay D. Marquis
Name: Jay D. Marquis
Title: Director

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

CIBC INC., as a Lender

By:	/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Authorized Signatory

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Authorized Signatory

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Allen Chang
Name: Allen Chang
Title: Vice President

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Richard Smith
Name: Richard Smith
Title: Authorized Signatory

[Signature page to the First Amendment to the Amended and Restated Credit Agreement]